UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2005

Alico, Inc.

                                  Florida                            0-261                59-0906081
                                         (State of other jurisdiction (Commission          (IRS Employer
                                           of incorporation)                File Number)         Identification No.)

                                          P.O. Box 338, La Belle, FL                             33975
                                          (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (863) 675-2966

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Incorporated by reference is a press release issued by the Registrant on October 26, 2005, attached as Exhibit 99.1, announcing Alico assesses hurricane damage.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1- Press release annnouncing Alico assessses hurricane damage dated October 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.

Date: October 26, 2005                                                                                                   By: /s/ John R. Alexander
                                                                                                                                                       John R. Alexander
                                                                                                                                                       President &
                                                                                                                                                       Chief Executive Officer

Exhibit 99.1

NEWS RELEASE

Alico Assesses Hurricane Damage

Crop Loss Covered Under Federal Crop Insurance Program

La Belle, FL., October 26, 2005 -- Alico, Inc. (NASDAQ:ALCO), one of the South’s best-known agribusiness companies operating in Central and Southwest Florida, reported damages were incurred from hurricane Wilma, a category three hurricane that swept through southwest Florida on Monday, October 24, 2005.

John R. Alexander, Chairman and CEO of Alico, Inc. said, “We have sustained damages to a number of structures and crops in Hendry and Collier Counties including sugarcane, citrus and vegetables due to hurricane Wilma. We are currently in the process of assessing the extent of the damage. We should have a reasonable estimate within the next several weeks. The sugarcane and citrus crops were insured under the Federal Crop insurance program. There were no major damages to our Polk County operations.”

About Alico

Alico, Inc., an agribusiness company operating in Central and Southwest Florida, owns approximately 136,500 acres of land located in Collier, Hendry, Lee and Polk Counties. The company is involved in various operations and activities including citrus fruit production, cattle ranching, sugarcane, sod production, and forestry. The Company also leases land for farming, cattle grazing, recreation and oil exploration, and is increasingly involved in exploring real estate development in and beyond its holdings.

Statements in this press release that are not statements of historical or current fact constitute ``forward-looking statements'' within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.